Fees Summary	Feb. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 56,818,859.35
Previously Paid Amount	0.00
Total Fee Amount	8,698.97
Total Offset Amount	0.00
Net Fee	$ 8,698.97